VALERO LP LOGO




                                 ACQUISITION OF

                              KANEB SERVICES, LLC &

                         KANEB PIPE LINE PARTNERS, L.P.



                                NOVEMBER 1, 2004

VALERO L.P. FORWARD LOOKING STATEMENTS
--------------------------------------------------------------------------------

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

THIS PRESENTATION INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING FUTURE EVENTS AND THE FUTURE FINANCIAL PERFORMANCE OF VALERO L.P. ALL FORWARD-LOOKING STATEMENTS ARE BASED ON THE PARTNERSHIP'S BELIEFS AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO THE PARTNERSHIP. THESE STATEMENTS REFLECT THE PARTNERSHIP'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO VARIOUS RISKS, UNCERTAINTIES AND ASSUMPTIONS. THESE RISKS, UNCERTAINTIES AND ASSUMPTIONS ARE DISCUSSED IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT, VALERO L.P.'S 2003 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                                          VALERO LP LOGO 2
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


KANEB FORWARD LOOKING STATEMENTS
--------------------------------------------------------------------------------

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

CERTAIN OF KANEB'S STATEMENTS IN THIS PRESENTATION ARE NOT PURELY HISTORICAL, AND AS SUCH ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE INCLUDE STATEMENTS REGARDING MANAGEMENT'S INTENTIONS, PLANS, BELIEFS, EXPECTATIONS OR PROJECTIONS OF THE FUTURE. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING WITHOUT LIMITATION, THE VARIOUS RISKS INHERENT IN KANEB'S BUSINESS, AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN KANEB'S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ONE OR MORE OF THESE FACTORS HAVE AFFECTED, AND COULD IN THE FUTURE AFFECT, KANEB'S BUSINESS AND FINANCIAL RESULTS IN FUTURE PERIODS, AND COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM PLANS AND PROJECTIONS. THERE CAN BE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS MADE IN THIS DOCUMENT WILL PROVE TO BE ACCURATE, AND ISSUANCE OF SUCH FORWARD-LOOKING STATEMENTS SHOULD NOT BE REGARDED AS A REPRESENTATION BY KANEB, OR ANY OTHER PERSON, THAT THE OBJECTIVES AND PLANS OF KANEB WILL BE ACHIEVED. ALL FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION ARE BASED ON INFORMATION PRESENTLY AVAILABLE TO MANAGEMENT, AND KANEB ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.









                                                          VALERO LP LOGO 3
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


INVESTOR NOTICE
--------------------------------------------------------------------------------

Valero L.P. ("Valero LP"), Kaneb Services LLC ("Kaneb Services") and Kaneb Pipe Line Partners, L.P. ("Kaneb Partners") will file a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission. Investors and security holders are urged to read carefully the joint proxy statement/prospectus when it becomes available because it will contain important information regarding Valero LP, Kaneb Services, Kaneb Partners and the merger. A definitive joint proxy statement/prospectus will be sent to security holders of Valero LP, Kaneb Services, and Kaneb Partners seeking their approval of the merger transactions. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents containing information about Valero LP, Kaneb Services, and Kaneb Partners, without charge, at the SEC's web site at www.sec.gov. Copies of the definitive joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to Kaneb Services or the respective partnerships.

Valero LP, Kaneb Services, Kaneb Partners, and the officers and directors of Kaneb Services and of the respective general partners of Valero LP and Kaneb Partners may be deemed to be participants in the solicitation of proxies from their security holders. Information about these persons can be found in Valero LP's, Kaneb Services', and Kaneb Partner's respective Annual Reports on Form 10-K filed with the SEC, and additional information about such persons may be obtained from the proxy statement/prospectus when it becomes available.





                                                          VALERO LP LOGO 4
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


MANAGEMENT PRESENTATION
--------------------------------------------------------------------------------

CURT ANASTASIO - PRESIDENT AND CEO,
                 VALERO L.P.

ED DOHERTY     - CHAIRMAN AND CEO,
                 KANEB PIPE LINE PARTNERS, L.P.

STEVE BLANK    - CFO,
                 VALERO, L.P.



                                                          VALERO LP LOGO 5
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


TRANSACTION SUMMARY
--------------------------------------------------------------------------------

O     VALERO LP (NYSE: VLI) TO ACQUIRE KANEB SERVICES (NYSE: KSL)
      AND KANEB PIPE LINE PARTNERS (NYSE: KPP) FOR $2.8 BILLION

O     VLI WILL ACQUIRE KSL FOR $43.31 CASH PER SHARE

O VLI WILL ACQUIRE KPP FOR $61.50 PER UNIT, SUBJECT TO A FIXED VALUE COLLAR OF +/- 5%

O UPON CLOSING, VALERO ENERGY (NYSE: VLO) WILL CONTINUE TO OWN 100% OF THE GP OF VLI AND 21% OF THE COMMON UNITS

O     UPON CLOSING, VLI INTENDS TO RECOMMEND AN INCREASE IN ITS
      COMMON UNIT DISTRIBUTION TO $3.42 PER UNIT

O     EXPECT TRANSACTION TO CLOSE IN THE 1ST QUARTER 2005



                                                          VALERO LP LOGO 6
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


STRATEGIC RATIONALE
--------------------------------------------------------------------------------

O CREATES THE LARGEST TERMINAL OPERATOR AND 2ND LARGEST PETROLEUM LIQUIDS PIPELINE OPERATOR IN THE U.S.

O     TRANSACTION IS EXPECTED TO BE CASH FLOW ACCRETIVE TO BOTH
      VLI AND KPP UNITHOLDERS

O     EXPECT TO ACHIEVE AT LEAST $25 MILLION IN SYNERGIES

O     GREATLY EXPANDS GEOGRAPHIC PRESENCE AND ENHANCES GROWTH
      PROSPECTS

O     DIVERSIFIES VLI'S CUSTOMER BASE

O     RELATIONSHIP WITH VALERO ENERGY CREATES ADDITIONAL
      OPPORTUNITIES



                                                          VALERO LP LOGO 7
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


THE COMBINED ENTERPRISE
--------------------------------------------------------------------------------

O     CREATES ONE OF THE LARGEST MLPS WITH AN ENTERPRISE VALUE OF
      APPROXIMATELY $4.3 BILLION

O     COMBINED ENTITY WILL OPERATE AROUND 9,700 MILES OF REFINED
      PRODUCT AND CRUDE PIPELINES

O     101 TERMINALS WITH APPROX. 85 MILLION BARRELS OF STORAGE
      CAPACITY

O     COMBINED PARTNERSHIP EXPECTED TO BE RATED INVESTMENT GRADE
      BY MOODY'S AND S&P

O     BILL GREEHEY WILL REMAIN CHAIRMAN OF THE BOARD AND CURT
      ANASTASIO WILL REMAIN PRESIDENT AND CEO

O     HEADQUARTERED IN SAN ANTONIO



                                                          VALERO LP LOGO 8
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


KANEB OVERVIEW
--------------------------------------------------------------------------------

O     KANEB OPERATES AS A SINGLE BUSINESS REPRESENTED BY TWO NYSE
      COMPANIES

      O   KANEB SERVICES LLC ("KSL") - OWNS THE GENERAL PARTNER

      O   KANEB PIPE LINE PARTNERS ("KPP") - THE MASTER LIMITED
          PARTNERSHIP

O KPP OWNS AND OPERATES MID-STREAM ENERGY ASSETS CONSISTING PRIMARILY OF REFINED PETROLEUM PRODUCTS AND AMMONIA PIPELINES, PETROLEUM AND SPECIALTY LIQUIDS STORAGE AND TERMINALING FACILITIES

      O   PIPELINE OPERATIONS

          O   FOUR PIPELINE SYSTEMS IN MID-WESTERN UNITED STATES

          O   OVER 5,000 MILES OF PIPELINE

          O   25 PIPELINE TERMINALS, APPROX. 7.7 MILLION BARRELS OF STORAGE

      O   TERMINAL OPERATIONS

          O   54 FACILITIES WITH APPROX. 60 MILLION BARRELS OF STORAGE

      O   PRODUCT SALES OPERATIONS

          O   DELIVER BUNKER FUEL TO SHIPS IN THE CARIBBEAN AND NOVA
              SCOTIA, CANADA



--------------------------------------------------------------------------------
                                                          VALERO LP LOGO 9

KANEB SYSTEM OVERVIEW
--------------------------------------------------------------------------------


                                 [GRAPH]

--------------------------------------
           LEGEND
--------------------------------------

      Kaneb Terminals

      Kaneb North Pipeline System

      Kaneb East Pipeline System

      Kaneb West Pipeline System

      Kaneb Ammonia Pipeline System
--------------------------------------


-------------------------------------------------------------------

KEY STATISTICS:
--------------

      3,080 MILES OF REFINED PRODUCT PIPELINES

      2,000 MILE AMMONIA PIPELINE

      54 TERMINAL FACILITIES WITH APPROX. 60 MILLION BARRELS OF
      STORAGE

      25 ASSOCIATED PIPELINE TERMINALS WITH APPROX. 7.7 MILLION
      BARRELS OF STORAGE
-------------------------------------------------------------------



                                                          VALERO LP LOGO 10
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


BENEFITS TO KANEB INVESTORS
--------------------------------------------------------------------------------

O     OFFER REPRESENTS A 38% PREMIUM TO KSL SHAREHOLDERS

O     OVER 20% PREMIUM TO KPP UNITHOLDERS

      O KPP UNITHOLDERS ALSO EXPECTED TO REALIZE A 9% INCREASE IN THEIR TOTAL DISTRIBUTION

O    GOING FORWARD, KPP UNITHOLDERS TO BENEFIT FROM:

      O   BROADER GEOGRAPHIC PLATFORM AND BETTER DIVERSITY OF
          OPERATIONS

      O   LOWER GP SPLIT MEANS MORE CASH AVAILABLE TO LPS

      O   LOWER COST OF CAPITAL

      O   SIGNIFICANT SYNERGIES

      O   IMPROVED PLATFORM FOR GROWTH

          O GROWTH OPPORTUNITIES WITH THE LEADING INDEPENDENT REFINING COMPANY IN NORTH AMERICA



                                                          VALERO LP LOGO 11
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


VALERO L.P. SYSTEM OVERVIEW
--------------------------------------------------------------------------------

                                 [GRAPH]

LEGEND:

      Refined Product Pipelines

      Crude Oil Pipelines

      Liquified Petroleum Gas Pipeline

      Hydrogen Pipeline

      Refined Product Terminals

      Nuevo Laredo Propane Terminal

      Crude Oil Storage Tanks

      Bulk Feedstock Storage Facilities

      Valero Energy Refineries


-----------------------------------------------------------------

KEY STATISTICS:
--------------

      3,800 MILES OF REFINED PRODUCT PIPELINES

      800 MILES OF CRUDE OIL PIPELINES

      22 TERMINALS WITH 4.5 MILLION BARRELS OF REFINED PRODUCT
      STORAGE CAPACITY

      4 PRIMARY CRUDE OIL STORAGE TANK FACILITIES WITH 12.6
      MILLION BARRELS OF CRUDE OIL STORAGE CAPACITY
-----------------------------------------------------------------


                                                          VALERO LP LOGO 12
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


COMBINED OPERATIONS
--------------------------------------------------------------------------------

                                  [GRAPH]

---------------------------------------------------------------------
LEGEND
---------------------------------------------------------------------

      Valero Corp. Refineries

      Valero LP Pipelines

      Valero LP Refined Product Terminals

      Valero LP Crude Tanks

      Kaneb Terminals

      Kaneb North Pipeline System

      Kaneb East Pipeline System

      Kaneb West Pipeline System

      Kaneb Ammonia Pipeline System
---------------------------------------------------------------------


---------------------------------------------------------------------

PRO FORMA KEY STATISTICS:
------------------------

      AROUND 9,700 MILES OF CRUDE AND REFINED PRODUCT PIPELINE

      101 TERMINAL FACILITIES AND 4 CRUDE OIL STORAGE TANKS WITH
      AROUND 85 MILLION BARRELS OF STORAGE
---------------------------------------------------------------------



                                                          VALERO LP LOGO 13
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


COMBINED PIPELINE OPERATIONS
--------------------------------------------------------------------------------

                                  [GRAPH]

----------------------------
KANEB NORTH PIPELINE SYSTEM
----------------------------


                                                -------------------------------
                                                KANEB EAST PIPELINE SYSTEM
                                                -------------------------------

----------------------------
KANEB WEST PIPELINE
----------------------------

                                                -------------------------------
                                                KANEB AMMONIA PIPELINE
                                                -------------------------------

----------------------------
VLI PIPELINE SYSTEM
----------------------------



---------------------------------------------------
LEGEND
---------------------------------------------------

      Valero Corp. Refineries

      Valero LP Pipelines

      Valero LP Refined Product Terminals

      Valero LP Crude Tanks

      Kaneb Terminals

      Kaneb North Pipeline System

      Kaneb East Pipeline System

      Kaneb West Pipeline System

      Kaneb Ammonia Pipeline System
---------------------------------------------------



                                                          VALERO LP LOGO 14
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


COMBINED TERMINAL OPERATIONS
--------------------------------------------------------------------------------


                                 [GRAPH]



---------------------------------------------
LEGEND

      Kaneb Terminals

      Valero LP Refined Product Terminals

      Valero Corp. Refineries
---------------------------------------------



                                                          VALERO LP LOGO 15
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


BETTER EARNINGS DIVERSITY
--------------------------------------------------------------------------------

              PERCENT OF OPERATING INCOME BY SEGMENT

             VLI                                COMBINED OPERATIONS1
          [PIE CHART]                                   [PIE CHART]


            KPP1
          [PIE CHART]



----------------------------------------------------------------
[ ] PIPELINE OPERATIONS            [ ] TERMINAL OPERATIONS
[ ] CRUDE OIL STORAGE TANKS        [ ] PRODUCT SALES OPERATIONS
----------------------------------------------------------------

1  EXCLUDES OPERATING INCOME OF MARTIN OIL, A MARKETING SUBSIDIARY OF KSL.
   NOTE:  PERCENTAGE OF TOTAL OPERATING INCOME IS FOR THE NINE
   MONTHS ENDED SEPTEMBER 30, 2004


                                                          VALERO LP LOGO 16
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


LESS DEPENDENCE ON ONE CUSTOMER
--------------------------------------------------------------------------------

         PRE-MERGER                             PRO FORMA POST-MERGER
        CUSTOMER BASE                              CUSTOMER BASE1

          [PIE CHART]                                   [PIE CHART]

         VALERO ENERGY 98%                               THIRD PARTIES
                                       VALERO ENERGY         74%
                                           26%


          THIRD PARTIES 2%


O    DEPENDENCE ON MCKEE SYSTEM REDUCED FROM 40% TO 15% OF EBITDA

1  EXCLUDES REVENUE OF MARTIN OIL, A MARKETING SUBSIDIARY OF KSL.
   NOTE:  PERCENTAGES BASED ON TOTAL REVENUES FOR THE NINE MONTHS
   ENDED SEPTEMBER 30, 2004



                                                          VALERO LP LOGO 17
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


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(Dollars in 000s, except per unit amounts)


                                     VALERO L.P.     KANEB PARTNERS
                                     YTD 9/30/04       YTD 9/30/04
                                     ------------    ----------------
NET INCOME APPLICABLE TO LPS            $54,612            $59,883
EPU                                       $2.37              $2.11
EBITDA                                  $99,229           $144,035
DISTRIBUTABLE CASH FLOW                 $76,690            $91,804
DISTRIBUTABLE CASH FLOW APPLICABLE
   TO LIMITED PARTNERS                  $67,942            $83,768
DISTRIBUTION PAID TO LIMITED
PARTNERS                                $55,299            $72,219
COVERAGE RATIO APPLICABLE TO LPS          1.23X              1.16X
DEBT-TO-CAPITALIZATION                    47.4%              57.9%




                                                          VALERO LP LOGO 18
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


FINANCING PLAN
--------------------------------------------------------------------------------

                                              (DOLLARS IN MILLIONS)

SOURCES OF FUNDS:
----------------
      Valero L.P. common unit exchange1                 $1,422
      New debt issuance                                    550
      Less:  cash assumed                                  (79)
      Debt assumed at book value                           686
      Debt assumed FV write-up                              44
      Other liabilities assumed                            180
      Valero Energy capital contribution to                 28
      maintain 2% GP                                       ---
           TOTAL SOURCES                                $2,831
                                                         =====
USES OF FUNDS:
-------------
      Current Assets                                      $112
      Property, Plant & Equipment                        1,681
      Other Assets                                          34
      Goodwill & other intangible assets                 1,004
                                                         -----
           TOTAL USES                                   $2,831
                                                         =====


1  Assuming exchange at mid-point of fixed value collar



                                                          VALERO LP LOGO 19
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


PRO FORMA ASSUMPTIONS
--------------------------------------------------------------------------------

Closing Date:                 Assumed at December 31, 2004

Forecast:                     2004: Based on 9 mos. actuals and 4th
                              quarter forecasts for each entity
                              2005: Internal forecasts for each entity

Distribution:                 GP's incentive distribution limited to
                              25%. Adopt Kaneb's distribution of $3.42 per unit. Distributable cash flow accretion calculated assuming distribution of all distributable cash flow.

Synergies:                    $25 million per year

Units Outstanding:            47.9 million units outstanding pro forma

Fixed Value Collar:           Baseline value set at $61.50 and exchange
                              ratio of 1.074 VLI units for each KPP unit

Interest Rates:               Interest rate on new term debt at 6.5%
                              Interest rate on revolving credit debt at 4%

Debt Assumption/Refinancing:  VLI will assume KPP's public debt and refinance bank debt

KSL Purchase:                 To be paid in cash and debt-financed by
                              VLI in either the public or bank market




                                                          VALERO LP LOGO 20
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


PRO FORMA STATISTICS
--------------------------------------------------------------------------------

O    EXPECTED SYNERGIES OF $25 MILLION TO COME FROM . . .

     O    TERMINAL OPERATIONS - $6 MILLION

     O    PIPELINE OPERATIONS - $5 MILLION

     O    CORPORATE EXPENSE REDUCTION & OTHER - $10 MILLION

     O    OPERATING COST REDUCTIONS - $4 MILLION

O    $365 MILLION OF 2005 PROJECTED PRO FORMA EBITDA

O    2005 PRO FORMA DISTRIBUTABLE CASH FLOW ACCRETION OF 37 CENTS
     PER UNIT

O    PRO FORMA DEBT-TO-CAPITALIZATION RATIO AT APPROXIMATELY 46%

O    EXPECTED TO BE INVESTMENT GRADE RATED



                                                          VALERO LP LOGO 21
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


GREAT COMBINATION FOR INVESTORS
--------------------------------------------------------------------------------

O    DISTRIBUTABLE CASH FLOW ACCRETIVE

     O TO RECOMMEND AN INCREASE IN THE DISTRIBUTION FROM $3.20 TO $3.42 PER UNIT FOR VLI UNITHOLDERS

     O    KPP UNITHOLDERS TOTAL DISTRIBUTION INCREASES DUE TO
          ADDITIONAL UNITS

O    BETTER EARNINGS DIVERSIFICATION

O    BROADER SCOPE OF OPERATIONS CREATES PLATFORM FOR GROWTH

O    RELATIONSHIP TO VALERO ENERGY EXPANDS OPPORTUNITIES

     GOING FORWARD - WELL POSITIONED TO CONTINUE DELIVERING INDUSTRY LEADING DISTRIBUTION GROWTH



                                                          VALERO LP LOGO 22
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


--------------------------------------------------------------------------------










                                    APPENDIX









                                                          VALERO LP LOGO 23
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


FIXED VALUE COLLAR
--------------------------------------------------------------------------------



                          FIXED VALUE COLLAR STRUCTURE

----------------------------------------------------------------------
                     VALERO L.P.         KANEB            RATIO                         KANEB
----------------------------------------------------------------------                  SHARE PRICE
----------------------------------------------------------------------
     -10%               $  51.53      $    58.26           1.131
      -9%                  52.10           58.91           1.131
      -8%                  52.67           59.56           1.131                         [GRAPH]
      -7%                  53.24           60.21           1.131
      -6%                  53.82           60.85           1.131
      -5%                  54.39           61.50           1.131
      -4%                  54.96           61.50           1.119
      -3%                  55.53           61.50           1.107
      -2%                  56.11           61.50           1.096
      -1%                  56.68           61.50           1.085
     BASELINE              57.25           61.50           1.074
      +1%                  57.82           61.50           1.064
      +2%                  58.40           61.50           1.053
      +3%                  58.97           61.50           1.043
      +4%                  59.54           61.50           1.033
      +5%                  60.11           61.50           1.023                        ACQUIROR SHARE PRICE
      +6%                  60.69           62.09           1.023
      +7%                  61.26           62.67           1.023
      +8%                  61.83           63.26           1.023
      +9%                  62.40           63.84           1.023
     +10%                  62.98           64.43           1.023






                                                          VALERO LP LOGO 24
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCOME TO EBITDA AND DISTRIBUTABLE CASH FLOW [-------------------------------------------------------------------------------

The following is a reconciliation of net income to EBITDA and distributable cash flow (in thousands):


                                   YTD       9/30/2004       2005
                             ----------   --------------    -------
                             Valero L.P.  Kaneb Partners Projected Pro Forma

Net income                    $59,063       $67,123       $176,255
   Plus net interest           15,630        32,180         94,449
   expense & other
   Plus depreciation &         24,536        41,677         94,034
   amortization
   Plus income tax expense        N/A         3,055            N/A
                                -----        ------          -----
EDITDA                         99,229       144,035        364,738
   Less VLI's Skelly
   interest                       121           n/a            n/a
   Less interest expense      (15,630)      (31,389)       (92,455)
   Less income taxes                -        (3,403)        (4,188)
   Less reliability capital    (7,030)      (17,439)       (46,427)
                               ------       -------         -------
Distributable Cash Flow        76,690        91,804         221,668








                                                          VALERO LP LOGO 25
--------------------------------------------------------------------------------